UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 25, 2003

COMMISSION FILE NO.: 000-30715

COSINE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	94-3280301
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1200 BRIDGE PARKWAY, REDWOOD CITY, CA
(Address of Principal Executive Offices and Zip Code)

(650) 637-4777
(Registrant's Telephone Number Including Area Code)

      The information in this Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, the information in this Form 8-K, including the exhibits, shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. Furthermore, the information in this Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of CoSine Communications, Inc. under the Securities Act of 1933.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

	(c)	EXHIBITS

		99.1	Certification of Stephen Goggiano, President and Chief Executive Officer of CoSine Communications, Inc., dated March 25, 2003, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

		99.2	Certification of Terry Gibson, Executive Vice President and Chief Financial Officer of CoSine Communications, Inc., dated March 25, 2003, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.	REGULATION FD DISCLSOURE

      On March 25, 2003, Stephen Goggiano, President and Chief Executive Officer of CoSine Communications, Inc. (the “Company”), and Terry Gibson, Executive Vice President and Chief Financial Officer of the Company, each executed certifications in connection with the Form 10-K of the Company for the fiscal year ended December 31, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of such certifications are included in this Form 8-K as Exhibits 99.1 and 99.2.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 26, 2003	COSINE COMMUNICATIONS, INC.

	By:	/s/ Stephen Goggiano

Stephen Goggiano
President and Chief Executive Officer

Exhibit Index

99.1	Certification of Stephen Goggiano, President and Chief Executive Officer of CoSine Communications, Inc., dated March 25, 2003, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Terry Gibson, Executive Vice President and Chief Financial Officer of CoSine Communications, Inc., dated March 25, 2003, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.